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                                                                    EXHIBIT 99.1



      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
                   OFFICER PURSUANT TO 18 U.S.C. SECTION 1350



    In connection with the accompanying Form 10-K of BrightStar Information Technology Group, Inc. for the year ended December 31, 2002, I Joseph A. Wagda, CEO and Paul C. Kosturos, Principal Accounting Officer, of BrightStar Information Technology Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Form 10-K for the year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.



Date: March 28, 2003        BY:    /s/ Joseph A. Wagda
                               -------------------------------------------
                               Joseph A. Wagda
                               Chairman and Chief Executive Officer

                            BY:   /s/ Paul C. Kosturos
                               -------------------------------------------
                               Paul C. Kosturos
                               Vice President - Finance,
                               Principal Accounting Officer and Secretary